Retirement Benefit Plans - Summary of Fair Value of the Plan Assets by Major Categories (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2023 TWD ($)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 TWD ($)
Disclosure of fair value of plan assets [abstract]
Cash	$ 2,373,133	$ 77,503	$ 2,351,189
Equity instruments	2,872,293	93,805	2,839,966
Debt instruments	1,117,087	36,482	1,079,917
Others	254,545	8,313	206,805
Total	$ 6,617,058	$ 216,103	$ 6,477,877